Current trade and other receivables	12 Months Ended
Dec. 31, 2022
Current trade and other receivables
Current trade and other receivables

16 Current trade and other receivables

	2022	2021	2020
	$m	$m	$m
Trade receivables	7,271	6,054	3,829
Less: Expected credit loss provision (Note 28)	(59)	(23)	(23)
	7,212	6,031	3,806
Other receivables	1,659	1,808	1,278
Prepayments	1,329	1,512	1,735
Government grants receivable	25	–	53
Accrued income	296	293	150
Trade and other receivables	10,521	9,644	7,022

Trade receivables include $2,470m (2021: $1,865m; 2020: $1,250m) measured at FVOCI classified ‘hold to collect and sell’ as they are due from customers that the Group has the option to factor, or relate to bank acceptance drafts received in settlement of trade receivables per common practice in China.

All other financial assets included within Current trade and other receivables are held at amortised cost with carrying value being a reasonable approximation of fair value.